Exhibit 10.5

Execution Version

INCREMENTAL JOINDER AGREEMENT dated as of February 8, 2017 (this “Agreement”), to the CREDIT AGREEMENT dated as of December 1, 2015 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERICOLD REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the LENDERS and LETTER OF CREDIT ISSUERS from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, in accordance with Section 2.14 of the Credit Agreement, hereby requests that the Revolving Commitment Increase Lender (as defined below) (a) provide a Revolving Credit Commitment Increase on the Effective Date (as defined below) in an aggregate principal amount of $20,000,000 (the “Increase”) and (b) make Revolving Loans to the Borrower in respect thereof from time to time prior to the Revolving Loan Maturity Date subject to the terms and conditions set forth herein and in the Credit Agreement; and

WHEREAS, Royal Bank of Canada (the “Revolving Commitment Increase Lender”) has agreed (a) to provide the Increase to the Borrower and (b) to make Revolving Loans to the Borrower in respect thereof from time to time prior to the Revolving Loan Maturity Date subject to the terms and conditions set forth herein and in the Credit Agreement.

WHEREAS, this Agreement is a Joinder Agreement entered into pursuant to Section 2.14(a) of the Credit Agreement to provide for the Increase and the Revolving Loans made pursuant thereto referred to above.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not defined herein (including in the recitals hereto) shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Revolving Commitment Increase.

(a) On the terms and subject to the conditions set forth herein and in the Credit Agreement, the Revolving Commitment Increase Lender hereby agrees to (i) provide the Increase on the Effective Date and (ii) make Revolving Loans to the Borrower in respect thereof from time to time prior to the Revolving Loan Maturity Date.

(b) On the Effective Date, (i) each of the Lenders with Revolving Credit Commitments shall assign to the Revolving Commitment Increase Lender, and the Revolving Commitment Increase Lender shall purchase from each of the Lenders with Revolving Credit Commitments, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Revolving Credit Loans will be held by the existing Revolving Credit Lenders and the Revolving Commitment Increase Lender ratably in accordance with their Revolving Credit Commitments after giving effect to the Increase, and the participations in respect of Letters of Credit shall be reallocated so that such participations are held ratably among the Lenders in accordance with their commitments after giving effect to the Increase, and (ii) the Borrower shall make any payments required pursuant to Section 2.11 of the Credit Agreement in connection with the assignments described in clause (i) of this paragraph (b). Schedule 1.1A hereto sets forth the Revolving Credit Commitment of each Revolving Credit Lender after giving effect to this Agreement.

(c) The Revolving Commitment Increase Lender, by delivering its signature page to this Agreement on the Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lender on the Effective Date.

SECTION 3. Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and to the Revolving Commitment Increase Lender as of the Effective Date that:

(a) This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in the case of representations and warranties qualified as to materiality, in all respects) as of such earlier date.

(c) At the time of and immediately after giving effect to this Agreement, no Default or Event of Default shall have occurred and be continuing.

(d) After giving effect to this Agreement, Availability shall be equal to or greater than $0.

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SECTION 4. Effectiveness. This Agreement shall become effective as of the date first above written (the “Effective Date”) when (a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of the Borrower, each of the other Loan Parties and the Revolving Commitment Increase Lender, (b) each of the representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects (or, if qualified by materiality, in all respects), (c) the Administrative Agent shall have received documents and certificates of the Borrower and the other Loan Parties certifying (i) that the New Loan Commitments do not exceed the Maximum Incremental Facilities Amount, which certificate shall be in reasonable detail and shall provide the calculations and basis therefor, (ii) that the representations and warranties set forth in Section 3 hereof are true and correct in all material respects (or, if qualified by materiality, in all respects) and (iii) the organization, existence and good standing of the Borrower and the other Loan Parties, the authorization of this Agreement and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent, (d) the Administrative Agent shall have received a signed legal opinion of King & Spalding LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent and (e) the Administrative Agent shall have received payment of all fees and expenses for which invoices have been presented that are required to be paid or reimbursed by the Borrower or any other Loan Party under or in connection with this Agreement, including those expenses set forth in Section 8 hereof in each case, to the extent invoiced at least three Business Days prior to the date hereof.

SECTION 5. Effects on Loan Documents; No Novation.

(a) Except as expressly set forth herein, this Agreement (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(b) This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Collateral Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or any Collateral Document, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under any Loan Document from any of its obligations and liabilities thereunder.

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SECTION 6. Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES TO THE PROVISIONS SET FORTH IN SECTION 12.17 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 7. Counterparts; Agreement. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of an original executed counterpart thereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Revolving Commitment Increase Lender.

SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement to the extent required under Section 12.5 of the Credit Agreement.

SECTION 9. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Agreement, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Collateral Documents are, and shall remain, in full force and effect immediately after giving effect to this Agreement.

SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

AMERICOLD REALTY OPERATING
PARTNERSHIP, L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD ACQUISITION, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD LOGISTICS, LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD NEBRASKA LEASING LLC, a Nebraska limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

AMERICOLD PROPCO PHOENIX VAN
BUREN LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REAL ESTATE, L.P., a
Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REALTY, INC., a Delaware corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD TRANSPORTATION
SERVICES, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART AL HOLDING LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART FIRST MEZZANINE BORROWER GP
LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER
PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART FIRST MEZZANINE BORROWER PROPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART FIRST MEZZANINE BORROWER,
L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART ICECAP HOLDINGS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MANAGER L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER GP LLC, a
Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-I A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART MORTGAGE BORROWER OPCO 2006-l B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-l C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-l A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO
GP 2006-l B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART MORTGAGE BORROWER OPCO
GP 2006- l C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER OPCO GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-l A L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-l B L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO 2006-l C L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART MORTGAGE BORROWER PROPCO 2006-2 L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-l A LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-1B LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-1C LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART MORTGAGE BORROWER PROPCO
GP 2006-2 LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ART MORTGAGE BORROWER, L.P., a
Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART QUARRY TRS LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER
GP LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ART SECOND MEZZANINE BORROWER,
L.P., a Delaware limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS COLD STORAGE LOGISTICS
LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

ATLAS LOGISTICS GROUP RETAIL SERVICES (ATLANTA) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (DENVER) LLC, a Minnesota limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (PHOENIX) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

ATLAS LOGISTICS GROUP RETAIL SERVICES (ROANOKE) LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

KC UNDERGROUND, L.L.C., a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VCD PLEDGE HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD ATLAS LOGISTICS SERVICES USA LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD LOGISTICS, LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD MIDWEST LLC, a Delaware limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

VERSACOLD NORTHEAST LOGISTICS, LLC, a Massachusetts limited liability company

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD NORTHEAST, INC., a Massachusetts corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD TEXAS, L.P., a Texas limited partnership

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

VERSACOLD USA, INC., a Minnesota corporation

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Incremental Joinder Agreement Signature Page]

JPMORGAN CHASE BANK, N.A., as Administrative Agent,

By:	/s/ Nadeige Dang
Name: Nadeige Dang
Title: Vice President

[Incremental Joinder Agreement Signature Page]

ROYAL BANK OF CANADA,

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

[Incremental Joinder Agreement Signature Page]

SCHEDULE 1.1A

Revolving Credit Commitments

Revolving Credit Lender	Commitment
JPMorgan Chase Bank, N.A.	$50,000,000
Bank of America, N.A.	$50,000,000
Goldman Sachs Lending Partners LLC	$25,000,000
Coöoperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch	$10,000,000
Royal Bank of Canada	$35,000,000

TOTAL:	$170,000,000.00